Changes in the Group	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Changes in the Group	27 Changes in the Group
(a) Acquisitions
The Group acquired certain businesses and other tobacco assets as noted below. The financial impact of these transactions to the
Group were immaterial individually and in aggregate. Except as noted, there were no material differences between the fair value and book values of net assets acquired in business combinations.
On 30 September 2019, the Group acquired control of Twisp
Proprietary Limited, a South African e-cigarette/nicotine Vapour company for a purchase price of £25 million of which £6 million was deferred and contingent upon future performance in the
market. The final payment of deferred consideration of £3 million was paid in 2021.
(b) Non-controlling interests
During 2023, the Group acquired a further 1.31% in Hrvatski
Duhani d.d., at a cost of less than £1 million, following the acquisitions in 2022 (3.3% at a cost of £1 million) and 2021
(2.7% at a cost of £1 million).
In 2021, the Group made a capital contribution to Brascuba
Cigarrillos S.A. at a cost of £6 million. This contribution was in proportion to a capital contribution made by the non-controlling interest to the company and as such, the Group’s shareholding remains unchanged.
Also in 2021, as part of a Voluntary Tender Offer for the non-
controlling interests of the Group’s Indonesian subsidiary, the
Group acquired 0.2% additional shares at a cost of £4 million as explained in note 30.
(c) Other transactions
(i) Organigram
On 11 March 2021, the Group announced a strategic collaboration agreement with Organigram Inc., a wholly owned subsidiary of publicly traded Organigram Holdings Inc. (collectively,
Organigram). Under the terms of the transaction, a Group
subsidiary acquired a 19.9% equity stake in Organigram Holdings
Inc. to become its largest shareholder, with the ability to appoint two directors to Organigram Holdings Inc.’s board of directors and representation on its investment committee. The Group accounts for the investment as an associate.
The Group’s initial investment of £129 million was allocated against the Group’s share of Organigram’s net assets, including the
recognition of £49 million of intangibles, and goodwill of
£30 million, which represents a strategic premium to enter the legal cannabis market in North America.
As a result of certain acquisitions made by Organigram during
2021, the Group’s shareholding was reduced to 18.8%. In 2022, the
Group exercised its top-up rights and invested a further £4 million to maintain its ownership stake.
In November 2023, the Group announced the signing of an
agreement for a further investment in Organigram. At 31 December
2023, the proposed investment of CAD$125 million (approximately
£74 million) was subject to customary conditions, including
necessary approvals by the shareholders of Organigram, which was given on 18 January 2024. On 24 January 2024, BAT made the first tranche investment of CAD$42 million (£24 million) acquiring a further 12,893,175 common shares of Organigram at a price of
CAD$3.22 per share. Subject to certain conditions, the remaining
25,786,350 shares subscribed for shall be issued at the same price in two further equal tranches by the end of August 2024 and
February 2025, respectively. Based on Organigram’s outstanding share capital at the end of 2023, this investment will increase the
Group’s equity position from c.19% to c.45% (restricted to 30%
voting rights) once all three tranches have been completed.
(ii) Other transactions and announcements
In April 2023, the Group announced a strategic joint venture agreement between a Group subsidiary, AJNA BioSciences PBC,
and Charlotte’s Web. Under the terms of the transaction, a Group subsidiary acquired a 20% stake in the new entity, DeFloria LLC, at a cost of £8 million (US$10 million).
On 24 July 2023, ITC Limited (ITC), an associate of the Group in
India, announced a proposed demerger of its ‘Hotels Business’
under a scheme of arrangement by which 60% of the newly
incorporated entity would be held directly by ITC's shareholders proportionate to their shareholding in ITC. On 14 August 2023,
ITC’s Board of Directors approved the scheme of arrangement
subject to necessary regulatory approvals. The demerger is
expected to complete by the end of 2024.
On 26 September 2022, the Group announced a £32 million
investment in exchange for 16% of Sanity Group GmbH (Sanity
Group), a German based cannabis company which has a well-
established product portfolio of CBD consumer brands and medical cannabis brands and is actively engaged in the research,
development, and marketing of cannabis products. The Group’s investment was part of a series-B investment round. As part of the investment agreement, the Group has the right to nominate directors to the Sanity Group's board and accounts for the
investment as an associate. The Group’s investment was allocated against the Group’s share of Sanity Group’s net assets, including the recognition of £4 million of intangibles, and goodwill of
£28 million, which represents a strategic premium in expectation of the legalisation of cannabis in Germany and elsewhere in Europe.
In November 2022, the Group announced that it had invested
in Charlotte’s Web Holdings, Inc. (Charlotte’s Web), via a
convertible debenture of £48 million. Charlotte's Web is based in
Colorado, USA, listed on the Toronto Stock Exchange, and holds a prominent position in innovative hemp extract wellness products across major retail channels, including food/drug/mass retail, and natural grocery and vitamin retailers. Their product formats include tinctures, capsules, chews and topicals. The debenture is currently convertible into a non-controlling equity stake in
Charlotte’s Web of approximately 19.9% and is convertible at
BAT’s discretion. Given that the nature of the investment as a convertible loan note does not give the Group any current right to a share of the earnings or net assets of the investee, despite the ability to appoint directors, the investment will be recognised at fair value through profit and loss with fair value changes in the investment recognised in net finance costs. On conversion of the loan note, the Group will equity account for its investment.
During 2022, the Group increased its ownership of a wholesale producer and distributor operating in the agriculture sector based in Uzbekistan, FE 'Samfruit' JSC by 2.8% to 45.4%, for £1 million.
In 2021, the ownership was increased by 4%, for £1 million.
The Group accounts for the investment as an associate.
In addition, during 2022, the Group made a non-controlling
investment in Steady State LLC (trading as Open Book Extracts), a U.S. based cGMP certified manufacturer and distributor of
cannabinoid ingredients, food products and nutraceuticals, for
£4 million. A second investment of £4 million was made in
May 2023. The Group accounts for the investment as an associate.
A further investment of £8 million was made in October 2023 by way of a convertible loan note, which will be accounted for as an investment at fair value through profit and loss until such time as it is converted into shares and accumulated into the investment in the associate.
(d) Assets held for sale and business disposals
(i) BAT Russia and BAT Belarus
On 11 March 2022, the Group announced the intention to transfer its Russian business in full compliance with international and local laws. At that time, the Group had two subsidiaries in Russia (BAT
Russia), being JSC British American Tobacco-SPb and JSC
International Tobacco Marketing Services. In September 2023,
the Group formally entered into an agreement to sell the Group's
Russian and Belarusian businesses to a consortium led by then members of BAT Russia’s Management team, in compliance with
local and international laws. As previously announced, due to operational dependencies between BAT Russia and the Group’s
subsidiary in Belarus (International Tobacco Marketing Services
BY) (BAT Belarus), the Belarusian business was included in the sale.
The transaction was completed on 13 September 2023 and, since completion, the buyer consortium has wholly owned both
businesses. These businesses are now known as the ITMS Group.
In accordance with IFRS, the assets and liabilities of the subsidiaries comprising BAT Russia and BAT Belarus were classified as held-
for-sale as of 31 December 2022 and presented as such on the balance sheet at an estimated recoverable value. Impairment
charges of £554 million and associated costs of £58 million were recognised in 2022 as adjusting items.
Upon completion, the businesses were deconsolidated from the
Group's balance sheet. This included assets primarily comprised of £177 million of property, plant and equipment and other
non-current assets, £342 million of trade and other receivables,
£266 million of cash and cash equivalents and £211 million of other current assets principally relating to inventories. In addition, liabilities primarily composed of £7 million of borrowings and
£219 million of trade creditors and other current liabilities were deconsolidated, resulting in a net asset position of £770 million.
Proceeds of £425 million were received in 2023, resulting in a partial reversal of £195 million of the previously recognised impairment. In addition to this, £554 million of foreign exchange previously recognised in the statement of other comprehensive income has been reclassified to the income statement upon
completion of the transaction, which has been treated as a non-cash adjusting item. This resulted in a net charge to the income statement of £353 million which includes disposal-related costs of £3 million and £9 million of foreign exchange gains on proceeds received.
As part of the disposal agreements, the Group holds call options to reacquire the ITMS Group entities. No value has been ascribed to these options as they cannot be sold or transferred outside the
BAT Group, they expire within two years of the completion of the transaction, and current sanctions and counter sanctions would restrict the ability of the Group to exercise these options.  In addition, no value has been ascribed to the options the Group holds to reacquire certain trademarks and brands utilised by the
ITMS businesses which only expire after 100 years. The likelihood of exercise of these options within the foreseeable future is remote, and assuming the higher returns that any market
participant would require given the perceived risk of investing in
Russia going forwards, and a consequent high discount rate, any value associated with exercising the options would be immaterial.
Judgement is required to determine whether or not the disposal of any particular product, business or end market from the Group would be significant enough to be classified as a discontinued
operation. The Group has established criteria as to what would meet such a definition, including: the disposal of an entire geographic segment as currently disclosed within note 2;
the disposal of a significant portion of the same region as part of a unified plan; the disposal of any individual business unit representing more than 10% of Group revenue or 10% of Group
profit from operations; and the withdrawal from a product
category. Management have concluded that the disposal of
the Russian and Belarusian businesses does not qualify to be presented as discontinued operations.
(ii) B.A.T. Pars Company PJSC (BAT Pars)
On 25 June 2021, the Group agreed to dispose of its Iranian
subsidiary, BAT Pars to DTM ME FZE LLC. Completion took place on 6 August 2021. £272 million in respect of foreign exchange previously recognised in other comprehensive income was
reclassified to the income statement and an impairment charge and associated costs of £88 million was recognised in the income statement and treated as an adjusting item.
The value of the consideration (€64 million) remains outstanding at 31 December 2023, and £56 million (2022: £56 million) is
recognised as a current receivable. Given the ongoing political situation, heightened sanctions and other uncertainties coupled with the passage of time the receivable has been outstanding, the Group has recognised an expected credit loss of £28 million at 31 December 2023. In 2022, as a result of the unwind of
discounting on the deferred proceeds and a true-up on the
completion of accounts, a credit of £6 million (2021: £2 million)
was recognised. The discount was unwound in full in 2022.
In addition, in 2021, £24 million of related investments held at fair value were provided against as a charge to net finance costs given uncertainties regarding recovery of these funds. During 2023,
£4 million (2022: £17 million) was recovered in respect of these funds.